Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23AI

FORTY-THIRD AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FORTY-THIRD AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.

Pursuant to the Forty-first Amendment to the Agreement dated March 4, 2014 (CSG document number 2504666), Financial Forecaster Light in CSG Vantage® was added to the Agreement.  Schedule F, “FEES,” CSG SERVICES, was amended to add Section XIII. entitled “Financial Forecaster in CSG Vantage®,” to include fees for Financial Forecaster Light in CSG Vantage for the delivery of CPSM-318 daily snapshot reports in Vantage Plus.  Customer desires to receive, and CSG agrees to provide, CPSM-308 daily snapshot reports in Vantage Plus in addition to CPSM-318 daily snapshot reports.  As a result, Schedule F, “FEES,” CSG SERVICES, Section XIII. entitled “Financial Forecaster in CSG Vantage®,” shall be deleted in it’s entirely and replaced with the following:

CSG SERVICES

XIII.  Financial Forecaster in CSG Vantage®

Description of Item/Unit of Measure	Frequency	Fee
A. Financial Forecaster Light in CSG Vantage ®
1. Financial Forecaster Light Report Fee (*** ******) (Note 1) (Note 3)	*******	$********
2. ***-**** implementation fee for CPSM-318 and CPSM-308 daily snapshot reports into DSH schema (Note 2)	********	$*********

Note 1: Includes only the delivery of the CPSM-318 and the CPSM-308 daily snapshot reports in Vantage Plus and their associated tables in CSG Vantage®.

Note 2: CSG and Customer shall use commercially reasonable efforts to enter into a mutually agreeable Statement of Work covering the implementation of the Services.

Note 3:  CSG and Customer agree that the Financial Forecaster in CSG Vantage is exempt from the ******* *********** ********* *** ******** as set forth in Schedule * of the Agreement as these tables are populated from an *** ** *** ********** *********** *******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ John W Swieringa	By: /s/ Joseph T Ruble
Name: John W. Swieringa	Name: Joseph T. Ruble
Title: Senior Vice President and Chief Information Officer	Title: EVP,CAO & General Counsel
Date: August 29, 2014	Date: 2 Sept 2014